EXHIBIT 99.6

                Computational Materials and/or ABS Term Sheet.

                                              CWHL-0511-TermSheet-v1 -- 3A2

Banc of America Securities

Balance      $15,000,000.00 Delay         24            Formula if curmonth LE 1    WAC(3) 2.945163395  WAM(3)       359
Coupon       2.55332        Dated         02/01/2005    then Coll_netrate(3)        NET(3) 2.553316     WALA(3)      1
Settle       02/28/2005     First Payment 03/25/2005    else Coll_netrate(3)-0

     Price            10 CPR, Calls    15 CPR, Calls     20 CPR, Calls    25 CPR, Calls    30 CPR, Calls     35 CPR, Calls
                         (Y,Y,Y)          (Y,Y,Y)           (Y,Y,Y)          (Y,Y,Y)          (Y,Y,Y)           (Y,Y,Y)
          102-15.00            4.387             4.213            4.024            3.813             3.589            3.341
          102-15.00           226.90            209.49           190.61           169.51            147.06           122.28
          102-16.00            4.381             4.205            4.015            3.801             3.574            3.324
          102-16.00           226.35            208.75           189.67           168.34            145.65           120.60
          102-17.00            4.376             4.198            4.005            3.790             3.560            3.307
          102-17.00           225.79            208.01           188.72           167.17            144.24           118.93
          102-18.00            4.370             4.191            3.996            3.778             3.546            3.291
          102-18.00           225.24            207.27           187.78           166.00            142.83           117.25
          102-19.00            4.365             4.183            3.986            3.766             3.532            3.274
          102-19.00           224.68            206.52           186.84           164.83            141.42           115.58
          102-20.00            4.359             4.176            3.977            3.755             3.518            3.257
          102-20.00           224.13            205.78           185.89           163.66            140.01           113.91
          102-21.00            4.354             4.168            3.968            3.743             3.504            3.240
          102-21.00           223.57            205.04           184.95           162.50            138.60           112.24

                WAL            7.012             4.910            3.698            2.896             2.353            1.948
           Mod Durn            5.474             4.100            3.223            2.601             2.159            1.817
   Principal Window    Mar05 - Oct22     Mar05 - Dec17    Mar05 - Dec14    Mar05 - Nov12     Mar05 - Jul11    Mar05 - Jun10

          LIBOR_1MO             2.59              2.59             2.59             2.59              2.59             2.59
          LIBOR_6MO          3.02625           3.02625          3.02625          3.02625           3.02625          3.02625
          LIBOR_1YR           3.3475            3.3475           3.3475           3.3475            3.3475           3.3475
            MTA_1YR            2.022             2.022            2.022            2.022             2.022            2.022
            COFI_11            2.118             2.118            2.118            2.118             2.118            2.118
            CMT_1YR                3                 3                3                3                 3                3

     Price             40 CPR, Calls     50 CPR, Calls
                          (Y,Y,Y)           (Y,Y,Y)
           102-15.00           3.072             2.464            Yield
           102-15.00           95.37             34.65           Spread
           102-16.00           3.052             2.438            Yield
           102-16.00           93.41             32.04           Spread
           102-17.00           3.032             2.412            Yield
           102-17.00           91.45             29.43           Spread
           102-18.00           3.013             2.386            Yield
           102-18.00           89.49             26.82           Spread
           102-19.00           2.993             2.360            Yield
           102-19.00           87.53             24.21           Spread
           102-20.00           2.974             2.334            Yield
           102-20.00           85.57             21.60           Spread
           102-21.00           2.954             2.308            Yield
           102-21.00           83.61             19.00           Spread

                 WAL           1.641            1.210
            Mod Durn           1.551            1.166
    Principal Window   Mar05 - Aug09    Mar05 - Jun08

           LIBOR_1MO            2.59             2.59
           LIBOR_6MO         3.02625          3.02625
           LIBOR_1YR          3.3475           3.3475
             MTA_1YR           2.022            2.022
             COFI_11           2.118            2.118
             CMT_1YR               3                3





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